UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 5, 2006
STRATEX NETWORKS, INC.
(Exact name of Registrant as Specified in Charter)

Delaware	0-15895	77-0016028
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
120 Rose Orchard Way, San Jose, CA 95134
(Address of principal executive offices)
Registrant’s telephone number, including area code: (408) 943-0777
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On September 5, 2006, Stratex Networks, Inc. (the “Company”) and Harris Corporation (“Harris”) entered into a Formation, Contribution and Merger Agreement which provides for the formation of a new company (“Newco”), Harris’ contribution of the business of its Microwave Communications Division to Newco and the merger of the Company with a subsidiary of Newco, with the Company as the surviving corporation and a wholly-owned subsidiary of Newco. In consideration of its contribution, Harris will receive approximately 56% of the outstanding stock of Newco. In consideration of the merger, stockholders of the Company will receive approximately 44% of the outstanding stock of Newco. Consummation of the transaction is subject to various conditions, including approval by the stockholders of the Company.
A copy of the joint press release of the Company and Harris announcing the execution of the Formation, Contribution and Merger Agreement is included herein as Exhibit 99.1. The joint press release is incorporated herein by reference and the foregoing description of such transaction is qualified in its entirety by reference to such press release.
The information required by Item 1.01 will be filed in a separate Current Report on Form 8-K.
INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov. Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus may also be obtained when available, without charge, by directing a request to Stratex Networks, Inc., 120 Rose Orchard Way, San Jose, CA 95134, Attention: Office of the Secretary, or to Harris Corporation, 1025 West NASA Blvd., Melbourne, FL 32919, Attention: Office of the Corporate Secretary.
The Company, Harris and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from stockholders of the Company in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2006 Annual Meeting of Stockholders, which was filed with the SEC on July 10, 2006. Information about the directors and executive officers of Harris is set forth in the proxy statement for Harris’ 2005 Annual Meeting of Stockholders, which was filed with the SEC on September 14, 2005. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement/prospectus regarding the transaction when it becomes available.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.
99.1	Press Release, dated September 5, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEX NETWORKS, INC.
Date: September 6, 2006	By:	/s/ Juan Otero

Juan Otero General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated September 5, 2006